UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 15, 2013
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 15, 2013, Mr. Matthew R. Stober was appointed Senior Vice President, Operations of Hospira, Inc. (the “Company”), effective immediately, and will join the Company’s senior leadership team.  Mr. Stober is succeeding Mr. John Elliot, the Company’s previous Senior Vice President, Operations, who held the position from April 2012 to April 15, 2013.  Mr. Elliot will provide transitional support throughout the remainder of 2013.

Mr. Stober, age 45, served as the Company’s Corporate Vice President, U.S. Pharmaceutical Operations from December 2011 to April 2013.  Prior to joining the Company, from June 2011 to December 2011, Mr. Stober served as the Vice President and Global Platform Leader for Solids, Parenterals and Vaccines at Johnson & Johnson (a multi-national manufacturer of pharmaceutical, diagnostic, surgical, personal hygiene and biotechnology products).  From 2008 to 2011, Mr. Stober served as the Global Head of Technical Operations, Vaccines and Diagnostics at Novartis (a multi-national manufacturer of pharmaceuticals, vaccines, consumer health, generics, eye care and animal health).

Mr. Stober’s base salary is $450,000 and he is eligible for an annual incentive award targeted at 70% of base salary.  Mr. Stober receives annual long-term incentive awards, similar to other Company corporate officers, which are governed by the terms of the Company’s 2004 Long-Term Stock Incentive Plan, as amended (this plan has been filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010).  Mr. Stober is eligible for severance benefits under the Company’s Corporate Officer Severance Plan, as amended (this plan has been filed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011).  Hospira and Mr. Stober had entered into a change in control agreement, a form of which was filed as Exhibit 10.6(c) with the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.  Mr. Stober’s participation in the Corporate Officer Severance Plan and his change in control agreement were entered into prior to his appointment as Senior Vice President, Operations and were not entered into or modified in connection with this appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Dated: April 15, 2013	/s/ Royce Bedward
	By:	Royce Bedward
	Its:	Corporate Vice President, General Counsel and Secretary